UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 01, 2021

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.     Entry into a Material Definitive Agreement.
Entry Into Agreement and Plan of Merger with Iowa First Bancshares Corp.

On November 1, 2021, MidWestOne Financial Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IFBC Acquisition Corp., a to-be-formed Iowa corporation (“Merger Sub”), and Iowa First Bancshares Corp., an Iowa corporation (“IOFB”), pursuant to which Merger Sub would merge with and into IOFB and IOFB would continue as the surviving entity (the “Merger”), subject to the terms and conditions set forth therein. Subsequent to the Merger, the Company would merge First National Bank of Muscatine, a national banking association and a wholly owned subsidiary of IOFB (“FNBM”), and First National Bank in Fairfield, a national banking association and a wholly owned subsidiary of IOFB (“FNBF” and, together with FNBM, the “IOFB Banks”) with and into MidWestOne Bank, which would continue as the surviving bank (the “Bank Mergers”).

Subject to the terms and conditions set forth in the Merger Agreement, which has been unanimously approved by the boards of directors of the Company and IOFB, at the effective time of the Merger (the “Effective Time”), each share of IOFB common stock issued and outstanding immediately prior to the Effective Time, excluding any Cancelled Shares and Dissenting Shares (each as defined in the Merger Agreement), shall have the right to receive an amount of cash equal to $47,582,612 (the “Merger Consideration”) divided by the number of IOFB shares of common stock issued and outstanding immediately prior to the Effective Time, but excluding Cancelled Shares. The Merger Consideration will be decreased by the amount by which IOFB’s Closing Tangible Book Value (as defined in the Merger Agreement) is less than $50.0 million.

The Merger Agreement contains usual and customary representations and warranties from the Company and IOFB.

IOFB has agreed to customary covenants, including among other things, (1) IOFB’s obligation to hold a meeting of its shareholders to vote upon the approval of the Merger, (2) the conduct of IOFB’s and the IOFB Banks’ businesses during the interim period between the execution of the Merger Agreement and the Effective Time, and (3) not to solicit, initiate, encourage or facilitate proposals relating to alternative business combination transactions, or enter into any discussions or any agreement concerning any proposals for alternative business combination transactions (the “Standstill Provision”).

Completion of the Merger is subject to certain customary conditions, including among other things, (1) approval of the Merger, the Merger Agreement and the transactions contemplated thereby by IOFB’s shareholders, (2) receipt of required regulatory approvals and expiration of applicable waiting periods and (3) the absence of any order, injunction, decree or judgment prohibiting the consummation of the Merger or the Bank Mergers.

Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including the accuracy of the representations and warranties of the other party and the performance by the other party of its obligations under the Merger Agreement. In addition, the Company’s obligation to consummate the Merger is subject to (1) the Closing Tangible Book Value as of the fifth business day prior to the closing date of the Merger being at least $45.0 million, (2) holders of not more than 15% of the outstanding shares of IOFB’s common stock having duly exercised their appraisal rights under Division XIII of the Iowa Business Corporation Act and (3) the Company’s receipt of duly executed employment agreements with certain IOFB employees.

The Merger Agreement provides certain customary termination rights for both the Company and IOFB, including if the closing of the Merger has not occurred on or before 270 days following the date of the Merger Agreement, or 300 days following the date of the Merger Agreement if certain regulatory and other approvals have not been received. The Merger Agreement also provides that upon termination of the Merger Agreement by the Company under certain circumstances, including IOFB failing to convene a meeting of its shareholders to consider and approve the Merger, the Merger Agreement and the transactions contemplated therein or breaching the Standstill Provision, IOFB will be obligated to pay the Company a termination fee of $1.9 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

In connection with entering into the Merger Agreement, the Company entered into a Voting and Support Agreement with certain holders of IOFB common stock (the “Voting Agreement”). The shareholders that are party to the Voting and Support Agreement beneficially own in the aggregate approximately 6.1% of the outstanding shares of IOFB common stock. The Voting and Support Agreement requires that the shareholders party thereto vote all of their shares of IOFB common stock in favor of the Merger and against alternative acquisition proposals. The Voting and Support Agreement will terminate upon the earlier of the date that is 12 months after the termination of the Merger Agreement or, under certain specified circumstances, upon the termination of the Merger Agreement in accordance with its terms.

Item 7.01.    Regulation FD Disclosure.*

The Company will host a conference call for investors related to the third quarter of 2021 earnings and the acquisition at 11:00 a.m., CDT, on Tuesday, November 2, 2021. To participate, participants should dial 866-233-3483 at least fifteen minutes before the call start time. If a participant is unable to participate on the call, a replay will be available until February 1, 2022, by calling 877-344-7529 and using the replay access code of 10159709. A transcript of the call will also be available on the Company’s website (www.midwestonefinancial.com) within three business days of the event.

The Company and IOFB issued a joint press release on November 1, 2021, to announce the proposed Merger, a copy of which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

From time to time on and after November 1, 2021, the Company intends to provide supplemental information regarding the proposed transaction to analysts and investors in connection with certain presentations. A copy of the supplementary information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

_________________________________

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Special Note Regarding the Merger Agreement

The Merger Agreement contains customary representations, warranties, covenants and other terms, provisions and conditions that the Company and IOFB made to each other as of specific dates. The assertions embodied in those terms, provisions and conditions were made solely for purposes of the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the parties to the Merger Agreement in connection with negotiating the terms contained in the Merger Agreement. Moreover, the parties to the Merger Agreement may be subject to a contractual standard of materiality in the Merger Agreement that may be different from what may be viewed as material to shareholders of the Company or IOFB or may have been used by the parties for the purpose of allocating risk between the Company, together with its direct and indirect subsidiaries, and IOFB, together with its direct and indirect subsidiaries, rather than for the purpose of establishing matters as facts. For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding the Company or IOFB at the time they were made or otherwise.

Additional Information about the Merger and Where to Find It

IOFB will provide a proxy statement and other relevant materials to its shareholders. Shareholders are advised to read, when available, the proxy statement, and any amendments thereto, because these documents will contain important information about the Company, IOFB and the Merger. Alternatively, these documents, when available, can be obtained free of charge from IOFB, upon written request to IOFB, c/o First National Bank of Muscatine, Attention: Chief Executive Officer, 300 East Second Street, Muscatine, Iowa 52761 or by calling 563-263-4221.

Forward-Looking Statements

Certain statements contained in this filing and related presentations that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include information about the Company’s and IOFB’s possible or assumed future economic performance or future results of operations, including the Company’s or IOFB’s future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows, and the Company’s and IOFB’s future capital expenditures and dividends, future financial condition and changes therein, including changes in the Company’s and IOFB’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for the Company’s and IOFB’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on the Company’s and IOFB’s operations, results of operations, financial condition, and future economic performance, statements about the benefits of the Merger, and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim”, “anticipate”, “estimate”, “expect”, “goal”, “guidance”, “intend”, “is anticipated”, “is expected”, “is intended”, “objective”, “plan”, “projected”, “projection”, “will affect”, “will be”, “will continue”, “will decrease”, “will grow”, “will impact”, “will increase”, “will incur”, “will reduce”, “will remain”, “will result”, “would be”, variations of such words or phrases (including where the word “could”, “may”, or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that the Company and IOFB make are based on our current expectations and assumptions regarding the Company’s and IOFB’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect the Company’s or IOFB’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement, the outcome of any legal proceedings that may be instituted against the Company or IOFB, delays in completing the Merger, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger) and shareholder approval or to satisfy any of the other conditions to the Merger on a timely basis or at all, the possibility that the anticipated benefits of the Merger are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and IOFB do business, the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger and the Company’s ability to complete the acquisition and integration of IOFB successfully. Each of the Company and IOFB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on the Company, and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021 and its other filings with the SEC.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated November 1, 2021*
99.1	Press Release dated November 1, 2021
99.2	Investor Presentation dated November 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	November 1, 2021	By:	/s/ BARRY S. RAY
Barry S. Ray
Senior Executive Vice President and Chief Financial Officer